May 11, 2026

BNY MELLON FUNDS TRUST
BNY Mellon Asset Allocation Fund

Supplement to Current Prospectus

The Trust's board has approved the addition of BNY Mellon US Mid Cap Core Equity ETF, BNY Mellon Ultra Short Income ETF and BNY Mellon Global Emerging Markets Fund, each an affiliated fund, as underlying fund investment options of BNY Mellon Asset Allocation Fund.

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The following information supplements and replaces certain information contained in the sections of the fund's prospectus entitled "Fund Summary – BNY Mellon Asset Allocation Fund – Principal Investment Strategy" and "Fund Details – BNY Mellon Asset Allocation Fund":

Asset Class	Target	Range
Large Cap Equities Direct Investments BNY Mellon Appreciation Fund, Inc. BNY Mellon Research Growth Fund, Inc. BNY Mellon Dynamic Value Fund	45%	20% to 60%
Small Cap and Mid Cap Equities BNY Mellon Small Cap Multi-Strategy Fund BNY Mellon Mid Cap Multi-Strategy Fund* BNY Mellon US Small Cap Core Equity ETF BNY Mellon US Mid Cap Core Equity ETF	7%	0% to 20%
Developed International and Global Equities BNY Mellon International Fund BNY Mellon International Equity Fund BNY Mellon Global Stock Fund BNY Mellon International Stock Fund BNY Mellon Developed Markets Real Estate Securities Fund	8%	0% to 20%
Emerging Markets Equities BNY Mellon Emerging Markets Fund BNY Mellon Global Emerging Markets Fund	4%	0% to 20%
Investment Grade Bonds Direct Investments BNY Mellon Ultra Short Income ETF Unaffiliated Investment Company	27%	15% to 55%

Asset Class	Target	Range
High Yield Bonds BNY Mellon High Yield Fund BNY Mellon Floating Rate Income Fund	3%	0% to 10%
Emerging Markets Debt Unaffiliated Investment Company	0%	0% to 10%
Diversifying Strategies Unaffiliated Investment Companies	5%	0% to 20%
Money Market Instruments Direct Investments	1%	0% to 10%

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* BNY Mellon Mid Cap Multi-Strategy Fund will be removed as an underlying fund investment option for the fund upon the liquidation of BNY Mellon Mid Cap Multi-Strategy Fund on or about May 22, 2026.

Small Cap and Mid Cap Equities

The portion of the fund's assets allocated to the small cap and mid cap equities asset class normally is invested in underlying funds that generally focus on stocks of small- or mid-capitalization companies.

The underlying funds in which the portion of the fund's assets allocated to the small cap and mid cap equities asset class may be invested currently include BNY Mellon Mid Cap Multi-Strategy Fund*, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon US Small Cap Core Equity ETF, and BNY Mellon US Mid Cap Core Equity ETF.

BNY Mellon US Mid Cap Core Equity ETF is an exchange-traded fund that seeks to track the performance of the Solactive GBS United States 400 Index TR (the Solactive 400 Index). This underlying fund normally invests substantially all of its assets in equity securities comprising the index. Under normal circumstances, this underlying fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of medium-capitalization U.S. companies, ETFs providing exposure to such securities, and derivatives with economic characteristics similar to such securities. This underlying fund considers medium capitalization companies to be companies with market capitalizations within the range of market capitalization of companies included in the Solactive 400 Index. As of December 31, 2025, the full market capitalization range of companies included in the Solactive 400 Index was $429 million to $32.10 billion. This underlying fund considers a U.S. company to be a company whose securities are listed on a U.S. stock market. Under normal circumstances, this underlying fund generally invests in all of the stocks in the Solactive 400 Index in proportion to their weighting in the index. However, this underlying fund may invest in a representative sample of the index if replicating the index could be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the index, in instances in which a security in the index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to this underlying fund but not the Solactive 400 Index.

Emerging Markets Equities

The portion of the fund's assets allocated to the emerging markets equities asset class normally is invested in underlying funds that generally invest in equity securities of companies organized, or with a majority of assets or operations, in emerging market countries. These underlying funds generally consider emerging markets to include all countries represented by the MSCI Emerging Markets Index, or any other country that the underlying fund's portfolio managers believe has an emerging economy or market.

The underlying funds in which the portion of the fund's assets allocated to the emerging markets equities asset class may be invested currently are BNY Mellon Emerging Markets Fund and BNY Mellon Global Emerging Markets Fund.

BNY Mellon Global Emerging Markets Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries. This underlying fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets. This underlying fund may invest in equity securities of companies with any market capitalization. This underlying fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in certain countries, such as China. This underlying fund's sub-adviser employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the sub-adviser believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. This underlying fund's sub-adviser then identifies specific companies using these investment themes to help it focus on areas where the thematic and strategic research indicates positive returns are likely to be achieved. As part of its investment research process, this underlying fund's sub-adviser typically considers environmental, social, and governance (ESG) risks, opportunities and issues, and will conduct ESG reviews of certain investments (depending on the nature of the relevant investment).

Investment Grade Bonds

The portion of the fund's assets allocated to the investment grade bonds asset class normally is invested, either directly or in underlying funds, in fixed-income securities rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed to be of comparable quality.

The underlying funds in which the portion of the fund's assets allocated to the investment grade bonds asset class may be invested currently include BNY Mellon Ultra Short Income ETF and an unaffiliated investment company.

BNY Mellon Ultra Short Income ETF seeks high current income consistent with the maintenance of liquidity and low volatility of principal. This underlying fund normally invests at least 80% of its net assets in investment grade, U.S. dollar denominated fixed, variable, and floating rate debt or cash equivalents. This underlying fund's investments are concentrated in the banking industry. In particular, this underlying fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations. This underlying fund typically seeks to maintain an effective duration of one year or less, although, under certain market conditions, such as in periods of significant volatility in interest rates and spreads, the fund's duration may be longer than one year. This underlying fund does not have any restrictions on its average effective portfolio maturity, or on the maturity or effective duration of the individual fixed-income securities the fund may purchase. This underlying fund's portfolio, under normal market conditions, will have an average credit rating of at least A or equivalent.

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* All references to BNY Mellon Mid Cap Multi-Strategy Fund will be removed in their entirety upon liquidation of such fund.

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